SUPPLEMENT DATED FEBRUARY 20, 2008
TO

PROSPECTUSES DATED MAY 1, 2007
FOR FUTURITY II AND FUTURITY III

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY FOCUS II, FUTURITY SELECT FOUR, FUTURITY ACCOLADE,
FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, FUTURITY SELECT SEVEN, COLUMBIA ALL-STAR FREEDOM, COLUMBIA ALL-STAR, COLUMBIA ALL-STAR TRADITIONS, AND COLUMBIA ALL-STAR EXTRA

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective April 1, 2008, the name of the following investment option will be changed to:

Old Name	New Name

Rydex VT OTC Fund	Rydex VT NASDAQ-100® Fund

Please retain this supplement with your prospectus for future reference.

SLUS(RYDEX) 2/08